UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 oar value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On May 9, 2025, the United States District Court for the District of Maryland (the “Court”) issued an order (the “Order”) granting preliminary approval of the proposed settlement (the “Proposed Settlement”) of previously disclosed shareholder derivative actions captioned In re Emergent BioSolutions Inc. Stockholder Derivative Litigation, Master Case No. 8:21-cv-01595-DLB; In re Emergent BioSolutions Inc. Derivative Litigation, Case No. 2021-0974-MTZ; Elton v. Kramer, et al., Case No. C-15-CV-21-000496; In Re Emergent BioSolutions Inc. Demand Refused Stockholder Derivative Litigation, Master File No. 8:23-cv-02969-DLB; and Andrews v. Kramer, C.A. No. 2024-0925-MTZ (collectively, the “Derivative Actions”). The Proposed Settlement was entered into, subject to the Court’s approval, through a stipulation of settlement, dated as of February 24, 2025 (the “Stipulation”). The Court has scheduled a hearing on August 6, 2025 at 10:00 a.m. Eastern Time to determine whether to issue an order for final approval of the Proposed Settlement. The Proposed Settlement includes no admission of fault, liability or wrongdoing by any of the defendants in the Derivative Actions.

Pursuant to the Order, Emergent BioSolutions Inc. is filing copies of the Stipulation and the Notice as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stipulation of Settlement, dated as of February 24, 2025.
99.2	Notice of Pendency and Proposed Settlement of Derivative Actions, dated May 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: May 23, 2025	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer